The American Funds Group/R/

Perspectives on Market Excess

AMCAP Fund

[blurred photograph of: a man looking through a telescope, a man walking, and an electronic ticker tape results board]

2001 Annual Report for the year ended February 28



AMCAP Fund/R/ is one of the 29 American Funds, the nation's third-largest mutual fund family. For seven decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

AMCAP Fund seeks long-term growth of capital by investing in growing, profitable companies.


AMCAP'S LIFETIME RESULTS
for the period May 1, 1967, to February 28, 2001, with all distributions reinvested

[begin table]

                                                  Total            Average Annual
                                                  Return           Compound Return
AMCAP                                             +7595.7%         +13.70%
Standard & Poor's 500 Composite Index/1/          +4190.6          +11.75
Consumer Price Index (inflation)/2/               +431.1           + 5.06

/1/ The index is unmanaged and does not reflect sales charges, commissions or expenses.
/2/ Computed from data supplied by the U.S. Department of Labor, Bureau of
    Labor Statistics.
[end table]


AMCAP'S ANNUAL RETURNS
For the past 10 fiscal years (ended 2/28 or 2/29)

[begin table]

1992                                              +20.4%
1993                                              +5.9
1994                                              +11.3
1995                                              +3.4
1996                                              +29.3
1997                                              +11.7
1998                                              +37.0
1999                                              +21.1
2000                                              +22.3
2001                                              +3.0
Total Return Over Entire 10-Year Period:          +343.2
Average Annual Compound Return:                   +16.1

[end table]

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge), unless otherwise indicated. Results for other share classes can be found on the inside back cover. Here are the total returns and average annual compound returns with all distributions reinvested for periods ended March 31, 2001 (the most recent calendar quarter):

[begin table]

                            Total                     Average Annual
                            Return*                   Compound Return*
Ten Years                   +283.73%                  +14.39%
Five Years                  +112.65                   +16.29
One Year                    -13.53                    -

* Assuming payment of the 5.75% maximum sales charge at the beginning of the stated periods.
[end table]

There are several ways to invest in an American Fund. The stock and stock/bond fund Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts of $25,000 or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares are about 0.75% higher than for Class A shares over the first eight years of ownership, after which Class B shares convert to Class A shares. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (CDSC) of up to 5% that declines over time. Class C shares are subject to annual expenses about 0.82% higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, have higher expenses (about 0.06% a year) than do Class A shares, and an annual asset-based fee charged by the sponsoring firm. Because expenses are first deducted from income, dividends for each class will vary.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY.


[photograph of an electronic ticker tape results board]

FELLOW SHAREHOLDERS:

Narrow markets - in which one sector does well while most stocks lag behind - usually end with a bang instead of a whimper. This observation from last year's annual report proved true in the past 12 months, as a steep decline in the technology sector led to a correction in the overall market averages as well.

AMCAP Fund's approach of investing in companies with a history of proven growth
- as well as our larger-than-usual cash holding - provided stability in this turbulent period. The fund produced a positive return of 3.0% for the fiscal year ended February 28, 2001. It paid dividends totaling 10.5 cents a share and capital gain distributions totaling $2.26 a share.

While AMCAP's gain for fiscal 2001 was modest compared with its previous five consecutive years of double-digit increases, it was welcome in a period when many growth funds reported sizable losses. The fund outpaced two of the three benchmarks we use to assess its results. Standard & Poor's 500 Composite Index, which measures large company U.S. stocks, fell 8.2% over the same period, while the Lipper Multi-Cap Core Fund Index, which tracks mutual funds that invest in a wide variety of companies of different sizes, declined 9.8%. Standard & Poor's MidCap 400 Index, which monitors medium-sized stocks, had a total return of 8.9%.


TECHNOLOGY STOCKS LEAD DECLINE

The 12 months ended February 28, 2001, were an exact opposite of the previous year, when many technology and telecommunications stocks, including those of Internet and media firms, did extremely well. In the past year, these sectors led the market downward. By contrast, stocks involved in finance, insurance, banking and health care - laggards in fiscal 2000 - did well in fiscal 2001.

By far the most attention has been focused on technology stocks, where price declines have in many cases been breathtaking. Many individual stocks are down 80% or more. The Nasdaq Index - often used as a proxy for technology stocks even though it includes a broader selection of stocks - fell a stunning 54.2% over the fund's fiscal year.

The decline initially was triggered by worries about overly high valuations of Internet-related stocks. It began on March 10, 2000, a few days after the start of our fiscal year. Two weeks later, the S&P 500 began its own decline, which continued through most of the fiscal year. Earnings disappointments at a number of large technology companies, concern over slowing economic growth, and cuts in capital spending provided fuel for an increasingly negative view of technology stocks.

[photograph of Michael Shanahan]

[Begin Sidebar]
TOTAL RETURN
for the 12 months ended February 28, 2001

[begin table]

AMCAP FUND                                           +3.0%
S&P 500 Composite Index/1/                           -8.2
S&P MidCap 400 Index/1/                              + 8.9
Lipper Multi-Cap Core Fund Index/2/                  -9.8

/1/ The S&P Indexes are unmanaged and do not reflect sales charges, commissions or expenses.
/2/ Recently, Lipper redefined U.S. equity classifications based on portfolio holdings. AMCAP is now classified in the Multi-Cap Core Fund category. Lipper averages do not include the effects of sales charges.

[end table]
[End Sidebar]


DIVERSIFICATION AIDS FUND'S RESULTS

AMCAP benefited from its strategy of building a diversified portfolio of quality growth stocks purchased at reasonable prices. We make each investment decision from the bottom up, focusing on the fundamentals and future prospects of each company. The fund's portfolio counselors and analysts seek to invest in companies with such attributes as strong management, effective customer service, a sustainable competitive edge, participation in a growing market, and a history of above-average earnings and revenue increases. This approach proved particularly helpful in the recent technology-driven market.

The fund's list of top 10 gainers included health care, business services, financial services, restaurant, and banking stocks. Technology stocks lost the most ground in the fiscal year just ended.

Media stocks, long one of the fund's larger investment holdings, also had a difficult year as a result of concerns over slowing revenue growth, increasing consolidation and disappointing Internet profits. The fund's media holdings have been good long-term investments, however, and we believe in their future. The continuing hunger for entertainment and information around the world is providing a long-term opportunity for growth.

[photograph Claudia Huntington]

AN EXAMPLE OF MARKET EXCESS

We consider the extent of the technology sector's decline to be the consequence of market excess - a period when one sector of the stock market attracts so much attention and capital that valuations soar out of sight. Our feature story on page 6, "AMCAP's Perspective on Market Excess," takes a close look at three periods of market excess that have occurred during AMCAP's 34-year lifetime.

We recognize that every market downturn can be discouraging. This one may be particularly disconcerting since we have not seen a significant decline in a long time, and the economic situation for the first time in years is unsettled.

Since the fund's fiscal year ended, technology stocks and the broader market averages have continued to fall, and AMCAP Fund has also been affected. While we closely monitor the overall market, we continue to focus our investment efforts on individual companies, their prospects and their valuations. Today some companies appear to offer excellent investment opportunities, while others still appear to remain high risk.

In closing, we remind you to continue to maintain a diversified portfolio and to keep a long-term perspective on your investments. We look forward to reporting to you again in the autumn.

Cordially,

/s/ R. Michael Shanahan
R. Michael Shanahan
CHAIRMAN OF THE BOARD

/s/ Claudia P. Huntington
Claudia P. Huntington
PRESIDENT

April 12, 2001



THE VALUE OF A LONG-TERM PERSPECTIVE
How a $10,000 Investment Has Grown

Here's how a $10,000 investment in AMCAP grew between May 1, 1967 - when the fund began operations - and February 28, 2001. As you can see, that $10,000 grew to $724,638 with all distributions reinvested, a gain of 7,146%. Over the same period, $10,000 would have grown to $429,064 in Standard & Poor's 500 Composite Index. The chart also records the fund's progress relative to the rate of inflation as measured by the Consumer Price Index.

The fund's year-by-year results appear in the table under the chart. You can use this table to estimate how much the value of your own holdings has grown. Let's say, for example, that you have been reinvesting all your dividends and capital gain distributions since February 28, 1991. At that time, according to the table, the value of the investment illustrated here was $163,492. Since then, it has increased over four times in value, to $724,638. Thus, in that same 10-year period, the value of your investment - regardless of size - has also more than quadrupled.

AVERAGE ANNUAL COMPOUND RETURNS*
(for periods ended February 28, 2001)

[begin table]

Ten Years                                 +15.37%
Five Years                                +17.09%
One Year                                  -2.90%

* Assumes reinvestment of all distributions and payment of the 5.75% maximum sales charge at the beginning of the stated periods.
[end table]



[begin mountain chart]
$724,638/1/,/2/
AMCAP
with dividends
reinvested

$429,064/3/
S&P 500
with dividends
reinvested

$53,112/4/
Consumer
Price Index
(inflation)

$10,000/1/
original
investment

Year               AMCAP               S&P 500 with              Consmer Price Index
ended              with dividends      dividends reinvested      (inflation)
Feb. 28 or 29      reinvested

1968#              $10,057             $9,747                    $10,332
1969               12,212              11,039                    10,816
1970               11,835              10,404                    11,480
1971               12,643              11,674                    12,054
1972               14,902              13,258                    12,477
1973               13,978              14,293                    12,961
1974               11,037              12,716                    14,260
1975               9,903               11,306                    15,861
1976               13,883              14,404                    16,858
1977               14,173              14,984                    17,855
1978               16,612              13,703                    19,003
1979               22,738              15,976                    20,876
1980               33,541              19,891                    23,837
1981               40,548              24,192                    26,556
1982               42,643              21,965                    28,580
1983               61,456              30,441                    29,577
1984               62,128              33,720                    30,937
1985               72,165              40,747                    32,024
1986               88,738              53,179                    33,021
1987               115,664             68,925                    33,716
1988               112,037             66,959                    35,045
1989               122,827             74,851                    36,737
1990               140,027             88,933                    38,671
1991               163,492             101,986                   40,725
1992               196,856             118,322                   41,873
1993               208,557             130,943                   43,233
1994               232,137             141,799                   44,320
1995               240,047             152,298                   45,589
1996               310,345             205,095                   46,798
1997               346,783             258,809                   48,218
1998               475,003             349,461                   48,912
1999               575,089             418,430                   49,698
2000               703,358             467,456                   51,269
2001               724,638             429,064                   53,112

TOTAL VALUE                1968/#/        1969             1970            1971
Dividends Reinvested       -$             75               190             200
Value At Year End/1/       $10,057        12,212           11,835          12,643
AMCAP TOTAL RETURN         0.6%           21.4             -3.1            6.8


TOTAL VALUE                1972           1973             1974            1975
Dividends Reinvested       244            228              196             294
Value At Year End/1/       14,902         13,978           11,037          9,903
AMCAP TOTAL RETURN         17.9           -6.2             -21.0           -10.3


TOTAL VALUE                1976           1977             1978            1979
Dividends Reinvested       328            208              263             335
Value At Year End/1/       13,883         14,173           16,612          22,738
AMCAP TOTAL RETURN         40.2           2.1              17.2            36.9


TOTAL VALUE                1980           1981             1982            1983
Dividends Reinvested       438            724              2,594           1,231
Value At Year End/1/       33,541         40,548           42,643          61,456
AMCAP TOTAL RETURN         47.5           20.9             5.2             44.1


TOTAL VALUE                1984           1985             1986            1987
Dividends Reinvested       1,591          1,944            1,548           1,629
Value At Year End/1/       62,128         72,165           88,738          115,664
AMCAP TOTAL RETURN         1.1            16.2             23.0            30.3


TOTAL VALUE                1988           1989             1990            1991
Dividends Reinvested       3,017          3,167            3,160           3,293
Value At Year End/1/       112,037        122,827          140,027         163,492
AMCAP TOTAL RETURN         -3.1           9.6              14.0            16.8


TOTAL VALUE                1992           1993             1994            1995
Dividends Reinvested       2,156          2,252            1,918           2,399
Value At Year End/1/       196,856        208,557          232,137         240,047
AMCAP TOTAL RETURN         20.4           5.9              11.3            3.4


TOTAL VALUE                1996           1997             1998            1999
Dividends Reinvested       3,363          2,643            2,465           3,727
Value At Year End/1/       310,345        346,783          475,003         575,089
AMCAP TOTAL RETURN         29.3           11.7             37.0            21.1


TOTAL VALUE                2000           2001
Dividends Reinvested       3,329          4,106
Value At Year End/1/       703,358        724,638
AMCAP TOTAL RETURN         22.3           3.0

Average annual compound return for 33 3/4 years - 13.5%/1/,/2/


/#/ For the period May 1, 1967 (when the fund began operations), through
    February 29, 1968.
/1/ These figures, unlike those shown elsewhere in this report, reflect payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for investments over $25,000. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. The maximum initial sales charge was 8.50% prior to July 1, 1988.
/2/ Includes reinvested dividends of $55,255 and reinvested capital gain distributions of $460,396.
/3/ The index is unmanaged and does not reflect sales charges, commissions or expenses.
/4/ Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

PAST RESULTS ARE NOT PREDICTIVE OF FUTURE RESULTS.
[end mountain chart]


[photographs of: a man looking over the ocean through a telescope, an electronic data graph, cosmetics, a roll of film, a newspaper's stock price listings, an electrical socket, powerlines, a finger pushing the enter key on a keyboard, and a man looking through a pair of binoculars.]


AMCAP'S PERSPECTIVE ON MARKET EXCESS

The sharp decline in technology stocks may seem scary and unprecedented to many investors. If you look back through market history, however, you'll discover that it's nothing new. The burst of the technology bubble is only the latest in a long pattern of market excesses that occur every so often.


THREE MARKET EXCESSES

In the early 1970s, it was the "Nifty Fifty" - 50 growth stocks that could be purchased and "held forever." Energy stocks were the rage in the late 1970s and early 1980s, their prices rising sharply as the result of a worldwide oil shortage. In the late 1990s, technology and telecommunications stocks soared because of revolutionary developments in the Internet and talk of a "new era."

These three examples of market excess have occurred during AMCAP's lifetime. Market excess happens when one sector of the stock market attracts so much attention and money that prices soar out of sight. Eventually, new developments call into question the high valuations of the sector's stocks, and the sector topples. With fallout from the latest market excess still ongoing, we thought it would be timely to take a close look at these three periods. We will examine why they happened, what triggered each sector's ultimate decline, and how AMCAP has worked to steer a steady course of investing in quality growth companies at reasonable prices - no matter what the trend of the moment.


WHY MARKET EXCESS OCCURS

Market excess has often been driven by transforming technologies that fired the imagination of investors, writes Yale economist Robert Schiller in his book Irrational Exuberance. In 1901, the wonders of electrification, symbolized by the 389-foot illuminated tower at the Pan American Exposition in Buffalo, signaled the beginning of a period of investor optimism. In the Roaring Twenties, radio broadcasting surged from just three stations in 1920 to more than 500 stations just four years later. In the 1930s, companies manufactured automobiles that ordinary people could afford to buy. The 1950s and 1960s brought the television era and the space race with exciting spin-off products. All these innovations sparked tremendous enthusiasm for and interest in related stocks.

Other speculative bubbles grew around commodities like oil, gold and silver. Projected shortages - or in the case of gold, anticipated severe inflation - touched off worldwide buying of commodities and mining stocks. What speculators failed to remember, however, is that as commodity prices rise, the incentive to find more of those commodities surges. Conservation efforts take effect and demand for the commodities goes down. The result: a glut instead of a shortage.

Business history buffs recall the "conglomerates" and "scientific management" bubble of the late 1960s. Investors fell in love with conglomerates as a new generation of business managers convinced Wall Street that unrelated businesses could be combined to create a more profitable, synergistic enterprise. This theory boosted stock prices to heights not justified by ordinary corporate earnings prospects.

[Begin Sidebar]
[photograph of a pair of binoculars]
"We keep our focus consistent even in periods of market excess. Our investment discipline has been a benefit to shareholders over the long term."
- Claudia Huntington
[End Sidebar]

[photographs of: a man looking in the distance, a blender and some fruit, a steering wheel and dashboard of an older car, railroad tracks, an older radio, an older television, an airplane, a car on the assembly-line, and a person looking through a telescope.]


EARLY INVESTORS LOSE

Investing in companies caught up in market excess has always proved to be a difficult path for investors. Electric power, railroads, airlines, automobiles, and radio and television manufacturing companies have transformed the U.S., but many of the early investors in these "booms" fared poorly. Take the automobile industry: In its early phase, there were 2,000 automakers. Year after year of vicious competition led to industry consolidation, and today there are only three U.S. automakers, one of which, Chrysler, was taken over by a German company. Once famous names such as Studebaker and Hudson are history.

AMCAP's approach to investing generally causes us to avoid stocks that are in the heady stage of a market frenzy - when their prices seem to be forever increasing. What the fund does strive for is to maintain a disciplined approach of investing in proven growth companies. "We're the drummer in our own band," says Michael Shanahan, AMCAP chairman. "We invest in good growth companies at reasonable prices. We mostly avoided the Internet boom and bust. While many Internet companies had strong revenue growth - one of the things we look for - they didn't meet our earnings goals."

"Our approach to investing hasn't changed, even though the market environment has," says Claudia Huntington, the fund's president. "We look for quality growth companies of any size, in any industry." AMCAP's ideal company has had several consecutive years of strong gains in sales, earnings per share and cash flow, and has solid prospects for continued growth in the future.

This approach served AMCAP well in the last period of market excess. In the year ended February 28, 2001, AMCAP produced a total return of 3% while the technology-heavy Nasdaq fell 54.2%. During the most recent Nasdaq decline, which began on March 10, 2000, and was measured through March 9, 2001, AMCAP increased 1.7% while the Nasdaq tumbled 59.3%. Standard & Poor's 500 Composite Index, a measure of large U.S. stocks, fell 10.6% over the same period.


THE NIFTY FIFTY

Recently, a number of articles have appeared in magazines and financial publications comparing the 2000 technology bubble with the Nifty Fifty market excess of 1973-74. The idea behind the Nifty Fifty was a simple one. The late 1960s (known as the "go-go years") was a period when many people lost money by investing in small companies and participating in initial public offerings of stock. As a result, institutional investors such as large pension funds gravitated toward investing in "known quantities" - a relatively few, large, growing companies, most of which were household names. The stock market became very "narrow" because a small number of companies had the highest valuations and market capitalizations. The chart on page 10 demonstrates how this narrowness was repeated in 2000.

"In the Nifty Fifty era, the idea was to buy these stocks regardless of their price and hold them forever," says Mike Shanahan. "They were called $single-decision stocks.'" Investment professionals also referred to them as "religion stocks," meaning that people bought them on faith that they would do well in any environment. "The problem with this type of investing was that prices got so high that when the market crashed, stocks took a hard fall," says Mike. After the collapse of the Nifty Fifty in 1973-74, the group didn't get back to its old high until 1983. Polaroid, for example, which boasted a price/earnings ratio of 95 at its peak, did not fully recover for 30 years.


[Begin Sidebar]
[photograph of ".com"]
We mostly avoided the Internet boom and bust because we didn't invest in pure Internet companies. Many of these companies had strong volume growth - one of the things we look for - but they didn't meet our earnings goals.
- Michael Shanahan
[End Sidebar]

Of course, there are a number of differences between the technology market excess and the fall of the Nifty Fifty 27 years ago. In contrast with today's Internet companies, many of which have no earnings, the Nifty Fifty all had growing sales and earnings. The list included such well-known names as Gillette, Coca-Cola, General Electric, Pfizer and McDonald's.

[photographs of: a pair of binoculars, a razor and shaving cream, an electrical plug, the top of a soda can, an oil drill, two men working at a construction site, a gas pump, a manufacturing plant, a profile of a person wearing a pair of glasses]

In addition, the technology market excess occurred in a time of relative calm and prosperity in the United States. In 1973, the U.S. faced a confluence of negative events. The Organization of the Petroleum Exporting Countries (OPEC) began an oil embargo, which led to sharply rising oil prices. Interest rates soared. War flared up in the Middle East. President Nixon was being investigated for participation in the Watergate scandal, and he resigned from office.

In the past year's market decline, technology, media and telecommunications stocks felt the main impact. Other sectors - utilities, financial services and pharmaceuticals - had a decent year.

Conversely, in the case of the Nifty Fifty crash, the whole market fell, with the Nifty Fifty stocks falling even more than the general market. During this period, AMCAP's diversified portfolio was also affected negatively. From the peak of the Nifty Fifty boom on January 11, 1973, to its bottom on October 3, 1974, the S&P 500 index fell 44.7%. AMCAP's net asset value declined 55.9%.

[Begin Sidebar]
NARROW MARKET = DANGER AHEAD
The P/E Ratio of the Largest 50 S&P Stocks Relative to the P/E Ratio of the Remaining 450 S&P Stocks

[begin line chart]

DATE                RELATIVE P/E, TOP 50 TO BOTTOM 450
Mar-66              1.09
Jun-66              1.083
Sep-66              1.118
Dec-66              1.147
Mar-67              1.164
Jun-67              1.209
Sep-67              1.181
Dec-67              1.232
Mar-68              1.188
Jun-68              1.122
Sep-68              1.102
Dec-68              1.005
Mar-69              1.076
Jun-69              1.142
Sep-69              1.117
Dec-69              1.176
Mar-70              1.204
Jun-70              1.315
Sep-70              1.273
Dec-70              1.288
Mar-71              1.179
Jun-71              1.166
Sep-71              1.131
Dec-71              1.125
Mar-72              1.093
Jun-72              1.117
Sep-72              1.184
Dec-72              1.247
Mar-73              1.378
Jun-73              1.484
Sep-73              1.263
Dec-73              1.259
Mar-74              1.291
Jun-74              1.4
Sep-74              1.323
Dec-74              1.303
Mar-75              1.253
Jun-75              1.24
Sep-75              1.292
Dec-75              1.289
Mar-76              1.296
Jun-76              1.226
Sep-76              1.155
Dec-76              1.155
Mar-77              1.144
Jun-77              1.132
Sep-77              1.155
Dec-77              1.11
Mar-78              1.078
Jun-78              1.061
Sep-78              1.082
Dec-78              1.173
Mar-79              1.117
Jun-79              1.068
Sep-79              1.053
Dec-79              1.042
Mar-80              1.061
Jun-80              1
Sep-80              0.952
Dec-80              0.967
Mar-81              0.933
Jun-81              0.976
Sep-81              0.973
Dec-81              0.987
Mar-82              0.958
Jun-82              0.986
Sep-82              0.976
Dec-82              0.94
Mar-83              0.821
Jun-83              0.775
Sep-83              0.779
Dec-83              0.763
Mar-84              0.783
Jun-84              0.8
Sep-84              0.851
Dec-84              0.859
Mar-85              0.85
Jun-85              0.842
Sep-85              0.874
Dec-85              0.87
Mar-86              0.795
Jun-86              0.812
Sep-86              0.783
Dec-86              0.826
Mar-87              0.912
Jun-87              0.972
Sep-87              0.86
Dec-87              0.857
Mar-88              0.894
Jun-88              0.891
Sep-88              0.991
Dec-88              0.991
Mar-89              0.975
Jun-89              0.937
Sep-89              0.962
Dec-89              0.965
Mar-90              0.93
Jun-90              0.994
Sep-90              1.085
Dec-90              1.096
Mar-91              0.905
Jun-91              0.863
Sep-91              0.871
Dec-91              0.951
Mar-92              1.022
Jun-92              1.058
Sep-92              1.114
Dec-92              1.1
Mar-93              1.125
Jun-93              1.18
Sep-93              1.205
Dec-93              1.231
Mar-94              1.163
Jun-94              1.103
Sep-94              0.955
Dec-94              1.013
Mar-95              1
Jun-95              0.982
Sep-95              0.982
Dec-95              1.029
Mar-96              1.083
Jun-96              1.096
Sep-96              1.074
Dec-96              1.04
Mar-97              1
Jun-97              1.009
Sep-97              0.992
Dec-97              1.038
Mar-98              1.033
Jun-98              1.136
Sep-98              1.379
Dec-98              1.251
Mar-99              1.327
Jun-99              1.196
Sep-99              1.454
Dec-99              1.506
Mar-00              1.696
Jun-00              1.677
Sep-00              1.31
Dec-00              1.239
Feb-01*             1.087

This chart seeks to show what happens when the stock market is led by a relatively narrow group of stocks. In the past, when the top 50 of the S&P 500 stocks had price/earnings ratios more than 1.4 times that of the bottom 450 stocks, the top 50 stocks ran into difficulty.

* Through 2/28/2001.
Source: Sanford Bernstein

[end line chart]
[End Sidebar]


OIL BOOM AND BUST

Another example of market excess occurred from 1979 to 1981, this time in energy stocks. In late 1980, about 30% of the market capitalization of the S&P 500 was comprised of energy stocks. Like the tech stocks of the late 1990s, oil stocks were then the darlings of Wall Street. But instead of being buoyed by a transforming technology, they rose on the strength of a perceived worldwide oil shortage, exemplified by long lines at the gas pumps and ever-rising gasoline prices. Prices of everything connected with oil rose sharply, including the stock prices of domestic and international oil companies and oil service companies. The chart on page 12 provides a look at how much the energy sector dominated the market in 1980, just as technology did in 2000.

Suddenly in 1981, oil stocks began to plunge. Too many countries produced too much oil as OPEC's control over the world's oil supply weakened. Conservation efforts began to take effect and worldwide demand dropped. By the fall of 1982, energy service stocks Schlumberger and Halliburton fell 60% and 72% respectively. Fortune magazine quoted one security analyst as saying: "It was one of the most massive and startling reversals of market leadership in modern times." By early 1986, the price of oil had dropped to less than $20 a barrel - well below the 1981 high of nearly $50. Oil prices would continue to fall during the next several years, eventually all the way down to $10 a barrel.

AMCAP's diversified portfolio rode out the 1980 to 1982 market decline well. Thanks to its "reasonable price" discipline, the fund sold its oil stock positions before much damage was done. From the period's peak on November 28, 1980, to its bottom on August 12, 1982, AMCAP slipped only 1.5% while the S&P 500 declined 19.9%.


[photographs of: a profile of a man wearing glasses, a newspaper article stating "internet stocks soar", ".com", computer plug, keyboard and calculator, cd rom, computer chips, computer screen, a man looking over the ocean through a telescope.]


THE TECHNOLOGY BUBBLE

Pundits have called the recent technology market excess the "tech bubble," and unfortunately, it's a rather accurate description. In the year since the Nasdaq reached its peak in March 2000, more than 44% of Nasdaq stocks have lost 50% or more of their value, according to Ned Davis Research. These losers include not just tiny, little known firms but large companies as well. Since the March high of last year, Nasdaq stocks as a whole have lost more than $3.6 trillion of their value, more than the entire stock market was worth at the beginning of 1981, according to The Wall Street Journal.

How can this happen when even the most bearish analysts agree that the microchip and the Internet are bringing revolutionary changes to the way we buy products, access entertainment and learn new skills? Few people quibble with the statement that we are living in a period of technological change that is as important as the industrial revolution at the end of the 19th century.

"The reality is that we are experiencing a technological revolution," says Claudia. "Overblown expectations are another matter. Companies were growing very rapidly because of real opportunities for new products and services. Money continued to pour into venture capital funds, newly public companies and existing public companies with $dot.com' exposure. Expectations were driven up and up, and money was enthusiastically invested, even in unproven companies. The assumption was that nothing could stop the trend of higher stock prices and soaring growth in sales."


[Begin Sidebar]
TRACKING MARKET EXCESS
Energy and Technology Sector Market Capitalization as a Percentage of Total S&P 500 Market Capitalization

[begin chart]

             % OF TOTAL MARKET CAPITALIZATION
DATE         ENERGY            TECHNOLOGY
Mar-65       17.993            7.3
Jun-65       17.331            7.2
Sep-65       17.87             7.7
Dec-65       17.292            7.8
Mar-66       16.692            8.7
Jun-66       16.619            9.3
Sep-66       17.814            8.9
Dec-66       17.444            9.5
Mar-67       16.223            10.6
Jun-67       15.742            11.6
Sep-67       15.869            12.1
Dec-67       16.225            13.2
Mar-68       16.676            13.1
Jun-68       15.88             13.6
Sep-68       17.16             12.5
Dec-68       17.44             11.7
Mar-69       18.688            11.8
Jun-69       17.727            13.4
Sep-69       16.167            14.4
Dec-69       14.891            14.8
Mar-70       14.066            13.9
Jun-70       16.059            12.4
Sep-70       16.628            12.6
Dec-70       16.559            12.2
Mar-71       16.132            12.9
Jun-71       16.203            12.4
Sep-71       15.459            12
Dec-71       15.323            12.5
Mar-72       13.899            13.4
Jun-72       14.342            14.1
Sep-72       15.249            14.1
Dec-72       15.921            12.4
Mar-73       16.916            13.4
Jun-73       17.499            13.3
Sep-73       17.192            11.7
Dec-73       20.409            11.6
Mar-74       18.392            11.6
Jun-74       17.436            11.7
Sep-74       19.636            11
Dec-74       20.93             10.8
Mar-75       18.361            11.5
Jun-75       19.66             10.8
Sep-75       20.676            10.5
Dec-75       18.766            11
Mar-76       18.018            11.4
Jun-76       18.479            11.4
Sep-76       18.932            11.1
Dec-76       18.924            10.7
Mar-77       19.51             10.8
Jun-77       20.207            10.4
Sep-77       19.423            10.7
Dec-77       19.448            10.9
Mar-78       19.361            10.2
Jun-78       18.662            10.8
Sep-78       19.249            10.8
Dec-78       19.503            11.5
Mar-79       20.109            11.4
Jun-79       21.337            10.9
Sep-79       23.053            10.1
Dec-79       24.373            10
Mar-80       27.325            9.3
Jun-80       27.682            8.9
Sep-80       27.815            9.6
Dec-80       30.177            9.4
Mar-81       25.786            9.1
Jun-81       24.325            9.3
Sep-81       24.326            9.3
Dec-81       25.009            9.1
Mar-82       21.053            9.7
Jun-82       21.025            9.6
Sep-82       19.008            10.2
Dec-82       17.085            11.7
Mar-83       16.759            12
Jun-83       17.56             12.8
Sep-83       17.45             12.9
Dec-83       17.299            12.7
Mar-84       19.492            12.3
Jun-84       18.386            12.3
Sep-84       17.889            12.6
Dec-84       16.26             12.4
Mar-85       16.377            11.7
Jun-85       14.02             11.1
Sep-85       14.388            11.5
Dec-85       12.639            12.2
Mar-86       10.371            11.1
Jun-86       10.467            10
Sep-86       12.251            9.8
Dec-86       12.235            9.3
Mar-87       12.71             10.3
Jun-87       12.51             10.6
Sep-87       11.583            10.6
Dec-87       11.855            10.5
Mar-88       12.863            9. 5
Jun-88       12.01             10.1
Sep-88       11.8              9
Dec-88       11.999            8.9
Mar-89       12.415            8
Jun-89       11.739            7.7
Sep-89       11.65             7.2
Dec-89       12.82             6.5
Mar-90       13.2              7.4
Jun-90       12.5              7.6
Sep-90       15.1              6.8
Dec-90       13.5              6.9
Mar-91       12.5              7
Jun-91       12.3              6.4
Sep-91       12.2              6
Dec-91       10.9              5.9
Mar-92       10.1              6.4
Jun-92       1 1               6.1
Sep-92       11.4              5.9
Dec-92       10.2              5.8
Mar-93       10.9              6.2
Jun-93       9.7               6.5
Sep-93       9.9               6.3
Dec-93       9.1               6.8
Mar-94       9.3               7.4
Jun-94       9.3               7.9
Sep-94       8.9               8.8
Dec-94       8.9               9.4
Mar-95       9                 9.9
Jun-95       9.9               11.4
Sep-95       9.4               10.9
Dec-95       9.8               1 0
Mar-96       9.7               10.4
Jun-96       9.6               10.8
Sep-96       9.4               1 2
Dec-96       9.8               1 3
Mar-97       10                12.8
Jun-97       9.04              13.6
Sep-97       9.7               14.9
Dec-97       8.9               12.8
Mar-98       8.1               13.6
Jun-98       7.9               14.6
Sep-98       8.2               16.2
Dec-98       6.7               18.6
Mar-99       6.2               20.8
Jun-99       6.5               21.7
Sep-99       6.9               24.6
Dec-99       5.4               30.5
Mar-00       7.548             19.943
Jun-00       6.291             33.378
Sep-00       6.699             29.314
Dec-00       7.615             22.14
Feb-01*      7.548             19.973

This chart tracks two sectors, energy and technology, to show the degree to which they dominated the market. In the early 1980s, the energy sector became more than 30% of the total S&P 500 market capitalization before price declines and industry consolidation drove it down. Last year, the technology sector reached a level of more than 30%, but it didn't stay there for long.

* Through 2/28/2001.
Source: Sanford Bernstein

[end line chart]
[End Sidebar]

Unfortunately, the real world intervened and Economics 101 kicked in. Too much money had been poured into the sector, and returns began to decline. Although dot.com start-ups attracted visitors to their Web sites and generated some advertising revenues, they had little or no earnings. One by one, they began to falter when the money from their initial public offerings ran out. Then several large technology companies issued profit warnings.

Consumers began to lose their confidence in the economy. A growing number of large firms announced layoffs, and capital spending on technology began to slow down. These problems show that the industry isn't immune to weakness in the rest of the economy.

Where do we stand now? Claudia says that long-term opportunities in technology and communications still remain. There will be fewer companies coming out of this decline, but the survivors should be stronger and more seasoned. We will continue to maintain our discipline of paying a reasonable price for solid growth.


THE LESSONS OF MARKET EXCESS

Summing up, the lessons of market excess are clear: Investors get into trouble when they decide that companies have such great future prospects that they are willing to pay any price for the companies' stocks. If the past holds true for today's technology stocks, investors who bought at high valuations may have to wait years to get back their initial investments - assuming that the companies in which they invested are still around.

In contrast, AMCAP's goal is to invest in proven growth companies at reasonable prices. This approach was well suited to the recent turbulent market and is suitable over the long term as well. Over its lifetime, AMCAP Fund has produced a compound growth rate of 13.7% a year, outpacing the S&P 500 Index's annual return of 11.8%. "We keep our focus consistent even in periods of market excess," says Claudia. "Our investment discipline has been a benefit to shareholders over the long term."

[Begin Caption]
[photograph of a pair of glasses sitting on a newspaper]

A PORTFOLIO FOR EVERY INVESTOR
Most financial advisers urge investors to diversify their portfolios among several types of investments. The American Funds offer 29 mutual funds with an array of objectives to help you and your financial adviser build a portfolio tailored to your individual goals.
[End Caption]


WHAT MAKES THE AMERICAN FUNDS DIFFERENT?

AMCAP is a member of the American Funds family, the nation's third-largest. All American Funds are managed by Capital Research and Management Company, which was founded in 1931. Thousands of financial advisers recommend the American Funds for their clients' serious money because they endorse our commitment to shareholder interests - a commitment reflected in our investment standards and practices.

A LONG-TERM, VALUE-ORIENTED APPROACH
We rely on our own intensive research to find well-managed companies with reasonably priced securities and solid, long-term potential. Despite our size, we offer relatively few funds, allowing us to focus on each fund's objectives and enabling you to benefit from economies of scale.

AN UNPARALLELED GLOBAL RESEARCH EFFORT
We opened our first overseas office in 1962, well before most U.S. investment firms. Today, we operate one of the industry's most globally integrated research networks.

THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM
Every American Fund is managed by several portfolio counselors. Each takes responsibility for a portion of the fund's assets independently in accordance with the fund's objectives; in most cases, research analysts manage a portion as well. Over time, this method fosters consistency of results and continuity of management.

EXPERIENCED INVESTMENT PROFESSIONALS
More than 75% of our portfolio counselors were in the investment business before the sharp stock market decline in October 1987. Long tenure and experience gained through varied market conditions mean we aren't "practicing" with your money.

A COMMITMENT TO LOW OPERATING EXPENSES
Our operating expenses are among the lowest in the mutual fund industry, providing exceptional value for shareholders. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

GROWTH FUNDS
AMCAP Fund/R/
EuroPacific Growth Fund/R/
The Growth Fund of America/R/
The New Economy Fund/R/
New Perspective Fund/R/
New World Fund/SM/
SMALLCAP World Fund/R/

GROWTH-AND-INCOME FUNDS
American Mutual Fund/R/
Capital World Growth and Income Fund/SM/
Fundamental Investors/SM/
The Investment Company of America/R/
Washington Mutual Investors Fund/SM/

BALANCED FUND
American Balanced Fund/R/

EQUITY-INCOME FUNDS
Capital Income Builder/R/
The Income Fund of America/R/

INCOME FUNDS
American High-Income Trust/SM/
The Bond Fund of America/SM/
Capital World Bond Fund/R/
Intermediate Bond Fund of America/R/
U.S. Government Securities Fund/SM/

TAX-EXEMPT INCOME FUNDS
American High-Income Municipal Bond Fund/R/
Limited Term Tax-Exempt Bond Fund of America/SM/
The Tax-Exempt Bond Fund of America/R/

STATE-SPECIFIC TAX-EXEMPT INCOME FUNDS
The Tax-Exempt Fund of California/R/
The Tax-Exempt Fund of Maryland/R/
The Tax-Exempt Fund of Virginia/R/

MONEY MARKET FUNDS
The Cash Management Trust of America/R/
The Tax-Exempt Money Fund of America/SM/
The U.S. Treasury Money Fund of America/SM/

We also offer a full line of retirement plans and variable annuities.

For more complete information about the funds, please obtain a prospectus from your financial adviser or from our Web site (www.americanfunds.com), or phone American Funds Service Company at 800-421-0180. Please read the prospectus carefully before you invest or send money.

AMCAP FUND, INC
Investment Portfolio, February 28, 2001

[begin pie chart]
Largest Industry Holdings

Media                                                                      10.73%
Commercial Services & Supplies                                              9.40%
Diversified Financials                                                      6.08%
Semiconductor Equipment & Products                                          4.74%
Specialty Retail                                                            4.23%
Other Industries                                                           44.80%
Cash & Equivalents                                                         20.02%
[end pie chart]


                                                                         Percent
                                                                          of Net
                                                                          Assets
Largest Equity Holdings

Viacom                                                                      2.90%
Medtronic                                                                   2.65%
AOL Time Warner                                                             2.45%
Fannie Mae                                                                  2.19%
Concord EFS                                                                 2.18%
Interpublic Group of Companies                                              2.06%
USA Education                                                               1.98%
CenturyTel                                                                  1.86%
Philip Morris                                                               1.62%
Robert Half International                                                   1.61%



                                                                                       Market  Percent
                                                                       Number of        Value   of Net
Equity Securitites (common stocks)                                        Shares         (000)  Assets

MEDIA  -  10.73%
Viacom Inc., Class B (merged with Infinity                              4,349,200     $216,155   2.90%
 Broadcasting Corp., Class A)  /1/
AOL Time Warner Inc. (formerly Time Warner Inc.)/1/                     4,147,500      182,614     2.45
Interpublic Group of Companies, Inc.                                    4,084,000      153,558     2.06
Clear Channel Communications, Inc.  /1/                                 1,493,200       85,336     1.14
AT&T Corp. Liberty Media Group, Class A  /1/                            4,600,000       67,620      .91
Harte-Hanks, Inc.                                                       2,051,200       48,285      .65
Walt Disney Co.                                                         1,500,000       46,425      .62

COMMERCIAL SERVICES & SUPPLIES  -  9.40%
Concord EFS, Inc.  /1/                                                  3,514,350      162,539     2.18
Robert Half International Inc.  /1/                                     5,000,000      120,300     1.61
Sabre Holdings Corp., Class A  /1/                                      2,633,300      113,548     1.52
Avery Dennison Corp.                                                    1,219,900       64,655      .87
Paychex, Inc.                                                           1,600,000       63,900      .86
Pitney Bowes Inc.                                                       1,575,000       53,629      .72
IMS Health Inc.                                                         1,600,000       43,040      .58
ServiceMaster Co.                                                       2,730,200       29,295      .39
Apollo Group, Inc., Class A  /1/                                          554,850       19,489      .26
Ionics, Inc.  /1/                                                         700,000       18,102      .24
Equifax Inc.                                                              250,000        7,578      .10
Cendant Corp.  /1/                                                        400,000        5,232      .07

DIVERSIFIED FINANCIALS  -  6.08%
Fannie Mae                                                              2,051,000      163,465     2.19
USA Education Inc.                                                      2,030,000      147,236     1.98
Providian Financial Corp.                                               1,300,000       65,013      .87
Freddie Mac                                                               800,000       52,680      .71
Capital One Financial Corp.                                               450,000       24,863      .33

SEMICONDUCTOR EQUIPMENT & PRODUCTS  -  4.74%
Texas Instruments Inc.                                                  2,750,000       81,263     1.09
Applied Materials, Inc.  /1/                                            1,400,000       59,150      .79
PMC-Sierra, Inc.  /1/                                                   1,600,000       53,600      .72
Linear Technology Corp.                                                 1,082,200       42,882      .57
Maxim Integrated Products, Inc.  /1/                                      916,600       42,278      .57
Dallas Semiconductor Corp.                                              1,075,200       29,998      .40
Analog Devices, Inc.  /1/                                                 650,000       24,245      .33
Intel Corp.                                                               700,000       19,994      .27

SPECIALTY RETAIL  -  4.23%
Lowe's Companies, Inc.                                                  2,020,000      112,878     1.51
Gap, Inc.                                                               3,380,000       92,071     1.23
AutoZone, Inc.  /1/                                                     2,000,000       50,520      .68
Circuit City Stores, Inc. - Circuit City Group                          2,500,000       37,925      .51
Staples, Inc.  /1/                                                      1,500,000       22,313      .30

HEALTH CARE EQUIPMENT & SUPPLIES  -  4.09%
Medtronic, Inc.                                                         3,860,000      197,555     2.65
Guidant Corp.  /1/                                                      1,548,200       78,912     1.06
Becton, Dickinson and Co.                                                 800,000       28,784      .38

MULTILINE RETAIL  -  3.61%
Kohl's Corp.  /1/                                                       1,740,000      114,683     1.54
Dollar General Corp.                                                    5,688,500      105,806     1.42
Consolidated Stores Corp.  /1/                                          3,145,312       48,784      .65

BANKS  -  3.61%
Wells Fargo & Co.                                                       1,700,000       84,388     1.13
M&T Bank Corp.                                                            959,230       65,707      .88
Northern Trust Corp.                                                      900,000       64,013      .86
Bank of America Corp.                                                   1,100,000       54,945      .74

SOFTWARE  -  3.01%
Microsoft Corp.  /1/                                                    1,530,000       90,270     1.21
National Instruments Corp.  /1/                                         1,062,500       51,664      .69
Intuit Inc.  /1/                                                          791,600       32,555      .44
HNC Software Inc.  /1/                                                  1,280,000       29,840      .40
Cadence Design Systems, Inc.  /1/                                         500,000       12,675      .17
Computer Associates International, Inc.                                   250,000        7,797      .10

PHARMACEUTICALS  -  2.69%
Bristol-Myers Squibb Co.                                                1,150,000       72,922      .98
Pfizer Inc                                                              1,200,000       54,000      .72
Medicis Pharmaceutical Corp., Class A  /1/                                600,000       31,560      .42
Forest Laboratories, Inc.  /1/                                            230,000       15,992      .22
Watson Pharmaceuticals, Inc.  /1/                                         200,000       11,100      .15
ALZA Corp.  /1/                                                           250,000        9,887      .13
Pharmacia Corp.                                                           100,000        5,170      .07

ELECTRONIC EQUIPMENT & INSTRUMENTS  -  2.40%
Sanmina Corp.  /1/                                                      2,200,000       65,587      .88
SCI Systems, Inc. /1/                                                   2,250,000       46,058      .62
Jabil Circuit, Inc.  /1/                                                1,612,000       36,238      .49
Tech Data Corp.  /1/                                                      500,000       15,281      .20
Solectron Corp.  /1/                                                      400,000       10,900      .15
Millipore Corp.                                                            85,700        4,499      .06

INSURANCE  -  2.34%
American International Group, Inc.                                      1,101,562       90,108     1.21
Reinsurance Group of America, Inc.                                      1,272,600       49,186      .66
Mercury General Corp.                                                     700,000       23,940      .32
Mutual Risk Management Ltd.                                             1,000,000       11,350      .15

DIVERSIFIED TELECOMMUNICATION SERVICES  -  2.25%
CenturyTel, Inc.                                                        4,816,750      138,819     1.86
WorldCom, Inc.  /1/                                                     1,086,100       18,056      .24
Qwest Communications International Inc.  /1/                              300,000       11,091      .15

HOTELS, RESTAURANTS & LEISURE  -  1.85%
Brinker International, Inc.  /1/                                        3,075,000       90,897     1.22
Carnival Corp.                                                          1,000,000       33,340      .45
Papa John's International, Inc.  /1/                                      560,000       13,370      .18

HEALTH CARE PROVIDERS & SERVICES  -  1.67%
Cardinal Health, Inc., Class A                                            369,589       37,513      .50
Quintiles Transnational Corp.  /1/                                      1,634,000       29,412      .39
Universal Health Services, Inc., Class B  /1/                             250,000       22,437      .30
Patterson Dental Co.  /1/                                                 600,000       18,975      .26
Ventiv Health, Inc.  /1/                                                1,000,000       16,188      .22

TOBACCO  -  1.62%
Philip Morris Companies Inc.                                            2,500,000      120,450     1.62

WIRELESS TELECOMMUNICATION SERVICES  -  1.49%
Western Wireless Corp., Class A  /1/                                    2,629,000      110,911     1.49

COMPUTERS & PERIPHERALS  -  1.25%
International Business Machines Corp.                                     250,000       24,975      .33
Electronics for Imaging, Inc.  /1/                                        525,000       12,830      .17
Dell Computer Corp.  /1/                                                  500,000       10,937      .15
Palm, Inc.  /1/                                                           600,000       10,425      .14
Lexmark International, Inc., Class A  /1/                                 200,000       10,400      .14
Hewlett-Packard Co.                                                       300,000        8,655      .12
Gateway, Inc.  /1/                                                        500,000        8,600      .12
Compaq Computer Corp.                                                     300,000        6,060      .08

IT CONSULTING & SERVICES  -  1.02%
Ceridian Corp.  /1/                                                     2,521,600       51,012      .68
Affiliated Computer Services, Inc., Class A  /1/                          400,000       25,156      .34

FOOD & DRUG RETAILING  -  0.87%
Walgreen Co.                                                            1,000,000       44,320      .60
Albertson's, Inc.                                                         700,000       20,335      .27

PERSONAL PRODUCTS  -  0.80%
Avon Products, Inc.                                                     1,410,000       59,869      .80

BEVERAGES  -  0.73%
PepsiCo, Inc.                                                             800,000       36,864      .49
Robert Mondavi Corp., Class A  /1/                                        366,700       17,831      .24

CHEMICALS  -  0.72%
Cambrex Corp.                                                           1,130,000       47,132      .63
RPM, Inc.                                                                 678,900        6,259      .09

AIRLINES  -  0.67%
Southwest Airlines Co.                                                  2,685,000       49,941      .67

COMMUNICATIONS EQUIPMENT  -  0.59%
Cisco Systems, Inc.  /1/                                                1,866,300       44,208      .59

ENERGY EQUIPMENT & SERVICES  -  0.53%
Schlumberger Ltd.                                                         624,232       39,795      .53

TEXTILES & APPAREL  -  0.51%
NIKE, Inc., Class B                                                       969,700       37,867      .51

INTERNET SOFTWARE & SERVICES  -  0.49%
Yahoo  Inc.  /1/                                                        1,000,000       23,812      .32
Retek Inc.  /1/                                                           590,000       13,091      .17

MACHINERY  -  0.44%
Illinois Tool Works Inc.                                                  350,000       21,192      .28
Dover Corp.                                                               300,000       11,508      .16

AUTO COMPONENTS  -  0.26%
Tower Automotive, Inc.  /1/                                             1,750,000       19,250      .26

BUILDING PRODUCTS  -  0.22%
Elcor Corp. /2/                                                           975,000       16,663      .22

BIOTECHNOLOGY  -  0.21%
Genentech, Inc.  /1/                                                      300,000       15,750      .21

CONTAINERS & PACKAGING  -  0.21%
Sealed Air Corp.  /1/                                                     400,000       15,660      .21

ELECTRICAL EQUIPMENT  -  0.11%
CTS Corp.                                                                 250,000        8,550      .11

TRADING COMPANIES & DISTRIBUTORS  -  0.10%
MSC Industrial Direct Co., Inc., Class A  /1/                             444,800        7,321      .10

MISCELLANEOUS - 4.44%
Other equity securities in initial period                                              331,840     4.44
 of acquisition

TOTAL EQUITY SECURITIES (cost: $4,190,842,000)                                       5,965,397    79.98




                                                                       Principal       Market  Percent
                                                                          Amount        Value   of Net
Short-Term Securities                                                       (000)        (000)  Assets

CORPORATE SHORT-TERM NOTES - 7.85%
General Electric Capital Services, Inc. 5.47%-6.33%                       $55,600      $55,409
 due 3/2-4/9/2001
General Electric Capital Corp. 5.59% due 3/22/2001                         29,000       28,902   1.13%
Verizon Global Funding Corp. 5.30%-5.42%                                   41,000       40,792
 due 4/3-4/4/2001
Verizon Network Funding Corp. 5.33%-5.60%                                  34,300       34,190     1.01
 due 3/12-4/4/2001
Ciesco LP 5.02%-5.67% due 3/22-4/17/2001                                   46,200       45,982      .62
CIT Group, Inc. 5.33%-6.30% due 3/2-4/10/2001                              35,200       35,056      .47
American Express Credit Corp. 5.40%-6.44%                                  33,050       33,003      .44
 due 3/1-3/23/2001
Motiva Enterprises LLC 5.58% due 3/19/2001                                 21,800       21,735
Equilon Enterprises LLC 5.60% due 3/26/2001                                10,500       10,458      .43
Schering Corp. 5.12%-6.30% due 3/13-4/3/2001                               30,475       30,385      .41
Bank of America Corp. 5.22%-5.28% due 4/24-5/8/2001                        27,900       27,653      .37
Motorola, Inc. 5.60% due 3/21/2001                                         27,237       27,149      .36
BellSouth Capital Funding Corp. 6.44% due 3/14/2001                        25,000       24,945      .34
Halliburton Co. 6.30% due 3/16/2001                                        25,000       24,938      .34
Merck & Co., Inc. 5.35% due 3/21/2001                                      25,000       24,922      .33
Knight-Ridder, Inc. 5.60% due 3/23/2001                                    25,000       24,912      .33
Eastman Kodak Co. 5.50% due 4/18/2001                                      25,000       24,817      .33
H.J. Heinz Co. 5.35% due 3/29/2001                                         20,000       19,914      .27
Coca-Cola Co. 5.42% due 4/6/2001                                           20,000       19,891      .27
Ford Motor Credit Co. 5.45% due 3/20/2001                                  15,600       15,553      .21
E.I. du Pont de Nemours and Co. 5.52% due 3/5/2001                         10,000        9,992      .13
Alcoa Inc. 5.40% due 3/30/2001                                              4,600        4,579      .06

FEDERAL AGENCY DISCOUNT NOTES - 12.75%
Freddie Mac 5.11%-6.29% due 3/6-5/10/2001                                 412,154      410,531     5.50
Fannie Mae 5.20%-6.24% due 3/8-5/4/2001                                   380,021      377,907     5.07
Federal Home Loan Banks 5.25%-6.33% due                                   163,400      162,521     2.18
 3/14-4/20/2001

TOTAL SHORT-TERM SECURITIES (cost: $1,535,888,000)                                   1,536,136    20.60

TOTAL INVESTMENT SECURITIES (cost:$5,726,730,000)                                    7,501,533   100.58

Excess of payables over cash and receivables                                            43,582      .58

NET ASSETS                                                                          $7,457,951 100.00%

/1/  Non-income-producing securities.
/2/ The fund owns 5.07% of the outstanding voting securities of Elcor Corp., and thus is considered an affiliate as defined in the Investment Company Act of 1940.

See Notes to Financial Statements

The descriptions of the companies shown in the portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Independent Auditors' Report.




COMPANIES ADDED TO/ELIMINATED FROM PORTFOLIO

Equity securities appearing in the portfolio since August 31, 2000

Apollo Group
Bristol-Myers Squibb
Circuit City Stores - Circuit City Group
Forest Laboratories
Maxim Integrated Products
Patterson Dental
PMC-Sierra
Retek
Sealed Air
Yahoo!


Equity securities eliminated from the portfolio since August 31, 2000

Associates First Capital
Bergen Brunswig
Beringer Wine Estates Holdings
Cintas
Galileo International
Gillette
IDEX
Lucent Technologies
Mattel
MICROS Systems
MIPS Technologies
Oracle
PeopleSoft
Power Integrations
Profit Recovery Group International
Silicon Graphics
Snyder Communications
Stewart Enterprises
Stryker
Sybron International
Synopsys
3Com
Wisconsin Central Transportation
Young & Rubicam



AMCAP FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
at February 28, 2001                                                      (dollars in  thousands)
Assets:
Investment securities at market
 (cost: $5,726,730)                                                                         $7,501,533
Cash                                                                                               184
Receivables for -
 Sales of investments                                                         $19,942
 Sales of fund's shares                                                         9,184
 Dividends                                                                      3,788           32,914
                                                                                             7,534,631

Liabilities:
Payables for -
 Purchases of investments                                                      64,508
 Repurchases of fund's shares                                                   4,953
 Management services                                                            2,131
 Other expenses                                                                 5,088           76,680
Net Assets at February 28, 2001 -
 Total authorized capital stock - 500,000,000 shares                                        $7,457,951

Class A shares, $1 par value:
 Net Assets                                                                                 $7,416,735
 Shares outstanding                                                                        430,135,279
 Net asset value per share                                                                      $17.24
Class B shares, $1 par value:
 Net Assets                                                                                  $  41,216
 Shares outstanding                                                                          2,404,517
 Net asset value per share                                                                      $17.14


STATEMENT OF OPERATIONS
for the year ended February 28, 2001                                      (dollars in  thousands)
Investment Income:
Income:
 Dividends                                                                    $38,161
 Interest                                                                     102,603         $140,764

Expenses:
 Management services fee                                                       27,225
 Distribution expenses - Class A                                               16,598
 Distribution expenses - Class B                                                  165
 Transfer agent fee - Class A                                                   5,439
 Transfer agent fee - Class B                                                      16
 Reports to shareholders                                                          194
 Registration statement and prospectus                                            434
 Postage, stationery and supplies                                                 654
 Directors' fees                                                                  138
 Auditing and legal fees                                                           77
 Custodian fee                                                                    125
 Taxes other than federal income tax                                                1
 Other expenses                                                                    55           51,121
 Net investment income                                                                          89,643

Realized Gain and Unrealized
 Depreciation on Investments:
Net realized gain                                                                              724,100
Net unrealized depreciation
 on Investments                                                                               (589,366)
 Net realized gain and
  unrealized depreciation
  on investments                                                                               134,734

Net Increase in Net Assets Resulting
 from Operations                                                                              $224,377



STATEMENT OF CHANGES IN NET ASSETS                                        (dollars in  thousands)

                                                                           Year ended       Year ended
                                                                         February 28,     February 29,
                                                                                  2001             2000
Operations:
Net investment income                                                         $89,643          $46,834
Net realized gain on investments                                              724,100          999,592
Net unrealized (depreciation) appreciation
 on investments                                                              (589,366)         282,012
 Net increase in net assets
  resulting from operations                                                   224,377        1,328,438

Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income:
  Class A                                                                     (41,671)         (34,644)
  Class B                                                                         (85)
Distributions from net realized gains on investments:
  Class A                                                                    (878,976)        (856,319)
  Class B                                                                      (2,017)
Total Dividends and Distributions                                            (922,749)        (890,963)

Capital Share Transactions:
 Proceeds from shares sold                                                  1,048,078          894,848
 Proceeds from shares issued in reinvestment
  of net investment income dividends and
  distributions of net realized gain on investments                           866,476          836,603
 Cost of shares repurchased                                                (1,027,847)        (838,228)
 Net increase in net assets resulting from
  capital share transactions                                                  886,707          893,223
Total Increase in Net Assets                                                  188,335        1,330,698

Net Assets:
Beginning of year                                                           7,269,616        5,938,918
End of year (including undistributed net
 investment income and distributions in
 excess of net investment income
 of $7,906 and $(807), respectively)                                       $7,457,951       $7,269,616

See Notes to Financial Statements


NOTES TO FINANCIAL STATEMENTS

1.     ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - AMCAP Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital by investing in growing, profitable companies. The fund offers Class A and Class B shares. Class A shares are sold with an initial sales charge of up to 5.75%. Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares have higher distribution expenses and transfer agent fees than Class A shares. Class B shares are automatically converted to Class A shares after eight years. Holders of both classes of shares have equal pro rata rights to assets and identical voting, dividend, liquidation and other rights, except that each class bears different distribution and transfer agent expenses, and each class shall have exclusive rights to vote on matters affecting only their class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Market discounts, premiums, and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

ALLOCATIONS - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily between Class A and Class B based on their relative net asset values. Distribution expenses, certain transfer agent fees and any other applicable class-specific expenses are accrued daily and charged to the respective share class.


2.     FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

As of February 28, 2001, net unrealized appreciation on investments for federal income tax purposes aggregated $1,766,514,000; $2,145,403,000 related to appreciated securities and $378,889,000 related to depreciated securities. During the year ended February 28, 2001, the fund realized, on a tax basis, a net capital gain of $732,389,000 on securities transactions. The cost of portfolio securities for federal income tax purposes was $5,735,019,000 at February 28, 2001.


3.  FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $27,225,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees accrued daily, based on a series of rates beginning with 0.485% per annum of the first $1 billion of average daily net assets decreasing to 0.310% of such assets in excess of $8 billion. For the year ended February 28, 2001, the management services fee was equivalent to an annualized rate of 0.359% of average daily net assets.

DISTRIBUTION EXPENSES - American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $2,012,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's Class A shares during the year ended February 28, 2001. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying Statement of Operations.

The fund has adopted plans of distribution under which it may finance activities primarily intended to sell fund shares, provided the categories of expense are approved in advance by the fund's Board of Directors. The plans provide for aggregate annual expense limits of 0.25% of net assets for Class A shares, and 1.00% of net assets for Class B shares.

For Class A shares, approved categories of expense include dealer service fees of up to 0.25% of net assets. Also included are reimbursements to AFD for commissions paid to dealers and wholesalers in respect of certain shares sold without a sales charge. These reimbursements are permitted for amounts billed to the fund within the prior 15 months but only to the extent that the fund's overall 0.25% annual expense limit is not exceeded. For the year ended February 28, 2001, aggregate distribution expenses were $16,598,000, or 0.22% of net assets attributable to Class A shares.

For Class B shares, approved categories of expense include fees of 0.75% per annum payable to AFD. AFD sells the rights to receive such payments (as well as any contingent deferred sales charges payable in respect of shares sold during the period) in order to finance the payment of dealer commissions. Also included are service fees of 0.25% per annum. These fees are paid to AFD to compensate AFD for paying service fees to qualified dealers. For the year ended February 28, 2001, aggregate distribution expenses were $165,000, or 1.00% of net assets attributable to Class B shares.

As of February 28, 2001, accrued and unpaid distribution expenses payable to AFD for Class A and Class B shares were $3,738,000 and $31,000, respectively. TRANSFER AGENT FEE - A fee of $5,455,000 was incurred during the year ended February 28, 2001 pursuant to an agreement with American Funds Service Company
(AFS), the transfer agent for the fund.

DEFERRED DIRECTORS' FEES - Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of February 28, 2001, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1993), net of any payments to Directors, were $780,000.

AFFILIATED DIRECTORS AND OFFICERS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers of the fund and certain Directors are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4.     INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $2,370,990,000 and $2,628,404,000, respectively, during the year ended February 28, 2001.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. During the year ended February 28, 2001, the custodian fee of $125,000 includes $18,000 that was paid by these credits rather than in cash.

The fund reclassified $39,174,000 from undistributed net investment income and $2,024,000 from undistributed net realized gains to additional paid-in capital for the year ended February 28, 2001, as a result of permanent differences between book and tax.

As of February 28, 2001, net assets consisted of the following:

                                                         (dollars in thousands)
Capital paid in on shares of capital stock                                  $5,435,027
Undistributed net investment income                                              7,906
Accumulated net realized gain                                                  240,215
Net unrealized appreciation                                                  1,774,803
Net assets                                                                  $7,457,951



Capital share transactions in the fund were as follows:

                                                                               Year Ended       Year Ended
                                                                              February 28,     February 28,
                                                                                     2001             2001
                                                                              Amount (000)           Shares
Class A Shares:
  Sold                                                                         $1,001,085   53,407,065
  Reinvestment of dividends and distributions                                     864,420   48,068,608
  Repurchased                                                                  (1,023,261) (53,992,624)
   Net increase in Class A                                                        842,244   47,483,049
Class B Shares:*
  Sold                                                                             46,993    2,543,251
  Reinvestment of dividends and distributions                                       2,056      116,382
  Repurchased                                                                      (4,586)    (255,116)
   Net increase in Class B                                                         44,463    2,404,517
Total net increase in fund                                                     $  886,707   49,887,566



                                                                               Year Ended       Year Ended
                                                                             February 28,     February 28,
                                                                                      2000             2000
                                                                             Amount (000)           Shares
Class A Shares:
  Sold                                                                         $  894,848   48,563,421
  Reinvestment of dividends and distributions                                     836,603   46,748,655
  Repurchased                                                                    (838,228) (45,493,929)
   Net increase in Class A                                                        893,223   49,818,147
Class B Shares:*
  Sold
  Reinvestment of dividends and distributions
  Repurchased
   Net increase in Class B
Total net increase in fund                                                     $  893,223   49,818,147

* Class B shares were not offered before March 15, 2000.




PER-SHARE DATA AND RATIOS /1/

                                         Net asset                       Net gains
                                           value,          Net         on securities
                                          beginning     investment     (both realized
Year ended                                 of year        income      and unrealized)
Class A:
2001                                       $19.00         $.22/2/         $.38/2/
2000                                        17.84           .13             3.61
1999                                        16.93           .12             3.21
1998                                        14.60           .10             4.80
1997                                        14.40           .12             1.51

Class B:
2001                                        19.06         .09/2/           .31/2/




                                                         Dividends
                                         Total from     (from net      Distributions
                                         investment     investment     (from capital
Year ended                               operations       income)          gains)
Class A:
2001                                        $.60          $(.10)          $(2.26)
2000                                        3.74           (.10)           (2.48)
1999                                        3.33           (.13)           (2.29)
1998                                        4.90           (.10)           (2.47)
1997                                        1.63           (.12)           (1.31)

Class B:
2001                                         .40           (.06)           (2.26)





                                                        Net asset
                                            Total       value, end         Total
Year ended                              distributions     of year          return
Class A:
2001                                       $(2.36)        $17.24           3.03%
2000                                       (2.58)          19.00           22.30
1999                                       (2.42)          17.84           21.07
1998                                       (2.57)          16.93           36.97
1997                                       (1.43)          14.60           11.74

Class B:
2001                                       (2.32)          17.14            1.93





                                                         Ratio of        Ratio of
                                         Net assets,     expenses        net income
                                         end of year    to average       to average
Year ended                              (in millions)   net assets       net assets
Class A:
2001                                       $7,417          .67%            1.18%
2000                                        7,270           .68             .72
1999                                        5,939           .67             .70
1998                                        4,891           .68             .62
1997                                        3,807           .69             .81

Class B:
2001                                         41           1.47/3/          .50/3/




                                          Portfolio
                                          turnover
Year ended                                  rate
Class A:
2001                                       39.41%
2000                                        34.36
1999                                        36.46
1998                                        31.42
1997                                        24.14

Class B:
2001                                      39.41/4/

/1/ The periods 1997 through 2001 represent, for Class A shares, fiscal years ended February 28 or 29. The period ended 2001 represents, for Class B shares, the 350-day period ended February 28, 2001. Class B shares were not offered before March 15, 2000. Total return for Class B is based on activity during the period and thus is not representative of a full year. Total returns exclude all sales charges, including contingent deferred sales charges.
/2/ Based on average shares outstanding.
/3/ Annualized.
/4/ Represents portfolio turnover rate (equivalent for all share classes) for t the year ended February 28, 2001.



INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF AMCAP FUND, INC.:

We have audited the accompanying statement of assets and liabilities of AMCAP Fund, Inc.(the "fund"), including the investment portfolio as of February 28, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for Class A shares and the period March 15, 2000 through February 28, 2001, for Class B shares. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of securities owned at February 28, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of AMCAP Fund, Inc. as of February 28, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for Class A shares and the period March 15, 2000 through February 28, 2001, for Class B shares, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP

Los Angeles, California
March 30, 2001



TAX INFORMATION (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

During the fiscal year ended February 28, 2001, the fund paid a long-term capital gain distribution of $880,993,000.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 42% of the dividends paid by the fund from net investment income represent qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2002 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2001 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


The American Funds Group/R/

AMCAP Fund

BOARD OF DIRECTORS

H. FREDERICK CHRISTIE
Rolling Hills Estates, California
Private investor; former President and
Chief Executive Officer, The Mission Group;
former President, Southern California
Edison Company

MARY ANNE DOLAN
Los Angeles, California
Founder and President, M.A.D., Inc.
(communications company); former editor,
The Los Angeles Herald Examiner

MARTIN FENTON
San Diego, California
Managing Director, Senior Resource Group,
LLC (development and management of
senior living communities)

CLAUDIA P. HUNTINGTON
Los Angeles, California
President of the fund
Senior Vice President,
Capital Research and Management Company

MARY MYERS KAUPPILA
Boston, Massachusetts
Private investor; Chairman of the Board, Ladera Management Company; former owner and President, Energy Investment, Inc.

BAILEY MORRIS-ECK
Washington, D.C.
Senior Associate, Reuters Foundation;
Senior Fellow, Institute for
International Economics;
Consultant, The Independent of London;
former Vice President, Brookings Institution

KIRK P. PENDLETON
Huntingdon Valley, Pennsylvania
Chairman of the Board and
Chief Executive Officer, Cairnwood, Inc.
(venture capital investment)

OLIN C. ROBISON, PH.D.
Middlebury, Vermont
President of the Salzburg Seminar;
President Emeritus, Middlebury College

STEVEN B. SAMPLE, PH.D.
Los Angeles, California
President, University of Southern California;
Chairman of the Board, Association of Pacific
Rim Universities; former Chairman of the Board, Association of American Universities

R. MICHAEL SHANAHAN
Los Angeles, California
Chairman of the Board of the fund
Chairman of the Board and
Principal Executive Officer,
Capital Research and Management Company


CHAIRMAN EMERITUS

JAMES D. FULLERTON
Pasadena, California
Retired; former Chairman of the Board,
The Capital Group Companies, Inc.


OTHER OFFICERS

TIMOTHY D. ARMOUR
Los Angeles, California
Senior Vice President of the fund
Chairman of the Board and
Principal Executive Officer,
Capital Research Company

PAUL G. HAAGA, JR.
Los Angeles, California
Senior Vice President of the fund
Executive Vice President and Director,
Capital Research and Management Company

JOANNA F. JONSSON
San Francisco, California
Vice President of the fund
Executive Vice President and Research Director,
Capital Research Company

C. ROSS SAPPENFIELD
New York, New York
Vice President of the fund
Vice President and Director,
Capital Research Company

STUART R. STRACHAN
Los Angeles, California
Vice President of the fund
Vice President and Senior Counsel -
Fund Business Management Group,
Capital Research and Management Company

JULIE F. WILLIAMS
Los Angeles, California
Secretary of the fund
Vice President - Fund Business
Management Group, Capital Research
and Management Company

SHERYL F. JOHNSON
Norfolk, Virginia
Treasurer of the fund
Vice President - Fund Business
Management Group, Capital Research
and Management Company

ROBERT P. SIMMER
Norfolk, Virginia
Assistant Treasurer of the fund
Vice President - Fund Business
Management Group, Capital Research
and Management Company

OFFICES OF THE FUND AND OF THE
INVESTMENT ADVISER, CAPITAL RESEARCH
AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071-2899

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two California Plaza
350 South Grand Avenue
Los Angeles, California 90071-3462

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

This report is for the information of shareholders of AMCAP Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2001, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Printed on recycled paper

Litho in USA AGD/L/4985
Lit. No. AMCAP-011-0401